Exhibit 99.1

INVESTOR WEBINAR American Robotics September 28, 2021

DISCLAIMER 2 This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . , and its wholly - owned subsidiaries Ondas Networks, Inc . and American Robotics, Inc . (collectively, "Ondas" or the "Company"), cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law .

BUILDING A POWERFUL INDUSTRIAL TECHNOLOGY PLATFORM Complementary business and technology platforms for industrial markets Private, mission - critical wireless industrial networks DATA TRANSFER End - to - end UAS - driven industrial data solutions DATA CAPTURE & PROCESS SYNERGISTIC MARKETS & BUSINESS MODELS Addressing large, global markets Target critical infrastructure & gov customers Software - driven, 'as - a - service' business modes 3

LEADERSHIP TEAM

ONDAS



Eric Brock
Chairman and CEO
Eric is an entrepreneur with over 25 years of management and investing experience.

Stewart Kantor
President and CFO
Stewart brings 20 years of experience in the wireless industry to Ondas Networks.



AMERICAN ROBOTICS



Reese Mozer
CEO and Co-Founder
Reese is an entrepreneur and roboticist with over 10 years of experience developing and marketing autonomous drones.



Vijay Somandepalli
CTO and Co-Founder
Vijay brings more than 20 years of robotics, autonomy and engineering experience to solving the world's most challenging problems.

Kevin Willis
VP of Sales
Kevin is a sales leadership executive with over 20 years of experience with early-stage technology companies.



Michael Clatworthy
VP of Operations
Michael brings 18 years of experience leading operations teams in both military and corporate settings.



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INTRODUCING THE SCOUT SYSTEM PLEASE WATCH INTRODUCTORY VIDEO AT: www.ondas.com/ondas - ar FAA Approves First Fully Automated Commercial Drone Flights "American Robotics will lay the groundwork for advances and accelerated growth of the industry." 5

A GEN D A 1 | Sharing Our Vision 2 | Introducing American Robotics 3 | Market, Pipeline and Use Cases 4 | Growth Plan and Business Model 5 | Framing the Long - Term 6

SHARING OUR VISION 7

THE OPPORTUNITY Automated drones are the ultimate data gathering solution at the edge Massive market opportunity ($100B+¹) Most technologically advanced platform in the marketplace Industry - leading talent and experience Uniquely secured FAA approvals (required for scale) American Robotics is ideally positioned to drive growth in drone market (1) PWC: Clarity from Above, 2016 8

PLAYING TO WIN IN HUGE MARKET $100B+ market ¹ | Barely penetrated today Industrial UAS Market $120 B $100 B $8 0 B $6 0 B $40 B TODAY $2 0 B $ 0 B 201 5 202 0 202 5 203 0 203 5 204 0 (1) PWC: Clarity from Above, 2016 Graph is mean to be illustrative. Not to scale. 9

THE LEADING DRONE PLATFORM END - TO - END A full - stack, end - to - end data capture, process, and analyze solution to assure customer ROI. AUTONOMOUS True autonomy via AI - powered drone - in - a - box. No pilot or visual observer required on - site ever. FAA - APPROVED First company approved by FAA to operate automated drones. The critical requirement to scale. American Robotics has won the initial race. 10

TEAM Aggressively hiring and expanding team with industry - best talent. MANUFACTURING Ramping up manufacturing capacity and investing in manufacture capabilities. FIELD OPERATIONS Ramping up and maturing field operations process & infrastructure. Time to build and extend our lead . FOCUSED ON EXECUTION 11

Business plan developed and launched to enable sustained, exponential growth. FOCUSED ON EXECUTION Franchise Customers Fleet Deployments 12

Investing in exponential growth. We are currently focused on laying the groundwork for long - term, sustained, exponential growth. High - quality operations and execution are key to customer success. RAMP Expanded operations, customers, and capabilities LAUNCH Scaling team and operations SOAR Optimized, eficient, continuous fleet deployments Productized offering Expanded headcount Operationalized field support MULTI - YEAR PLAN LAUNCHED TO SPEED MARKET ADOPTION Expanded analytics offering Market and use case expansion Optimized manufacturing Ecosystem partnerships Distribution channels National and global expansion 13

AUTOMATED DRONE FLYWHEEL

FAA approval kickstarts flywheel & drives data moat.


FIRST
MOVER

Product Value Increase

Better AI increases customer ROI

Customer Adoption

More users added to the platform

Broader Analytics Portfolio

Better data unlocks better AI

Richer Data Libraries

Data autonomously collected every day

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- Reese Mozer CEO, American Robotics Its not about aircraft; it’s about delivering highly - valued, turnkey data solutions. " '' 15

INTRODUCING AMERICAN ROBOTICS 1 6

Company Stats Year Founded: 2016 Headcount: 30 Location: Marlborough, MA IP Portfolio Patents Issued: 3 Patents Pending: 5 R&D Hours: 200,000+ Key FAA Approval: Secured Jan 2021 OVERVIEW Fully automated, end - to - end industrial - grade drone system Exclusive set of FAA approvals to operate autonomously without humans on - site High margin, recurring revenue Robot - as - a - Service (RAAS) business model Unique, full stack IP portfolio critical to real - world autonomy Deep customer pipeline in industrial and agricultural markets KEY HIGHLIGHTS World Class Talent Carnegie Mellon, Stanford, Kiva Systems, AeroVironment, Ford, GE, CyPhy Works, and others 17 Blue Ocean Huge commercial drone market in excess of $100 billion according to PwC offers high growth potential Attractive Model (RaaS) Robot - as - a - Service model is a turnkey data solution for customers offering high margins and recurring revenue Financial Strength Ondas Holdings offers strong balance sheet to support required investment for growth agenda

TRANSFORMATIONAL OPPORTUNITY WITH ONDAS High - growth platform to invest in large, fast growing industrial data markets Strategic Value Industrial technology expertise and marketing support Ondas’ FullMAX wireless technology provides important competitive advantages expanding the addressable market for our Scout System Œ Shared Vision Platform strategies and as - a - service business models to define next - generation MC - IoT and Industrial UAS markets Ecosystem strategy allows for faster growth and broader platform adoption Strength to Deliver Use combined technical and management strengths to build the dominant Industrial data platform Capital and balance sheet available to execute plan and create shareholder value 18

MOMENTUM IS BUILDING IN AN EVENTFUL YEAR

Ondas has provided the resources and infrastructure to accelerate lead.



Hiring program in motion. Top talent continues to join AR.
Team has grown 200%[1]. High-growth trajectory continues.
VP, Sales - Kevin Willis
VP, Operations - Michael Clatworthy



Established accelerated Scout System production in support of key customers.
Accepting delivery of recently ordered systems
Preparing supply chain for volume production
Training CM partners for volume production



Received purchase orders from multiple, scalable franchise customers
Multi-phase, multi-unit order from Stockpile Reports
Orders from many large Fortune 100 energy and infrastructure companies
Maturing operations infrastructure in anticipation of fleet deployments

Significant developments

- **FAA-approval announced in January**
- **Developed and released first fully-autonomous drone-based edge data platform**
- **Ondas acquisition and interim funding**
- **Accepted invitation to FAA's BVLOS Aviation Rulemaking Committee (ARC)**

(1) Since January 2021.

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why is this huge market under - penetrated today? The manual drone operation loop 1 7 Drive to Site 2 Unpack & Setup 3 Program Route 4 F l y 5 R e c o v e r 6 Swap Battery Charge Batteries 8 Extract Data 9 Transfer Data 10 Process Data 11 Analyze Data 12 R e p e a t 1 Sip coffee 2 Receive analysis The automated drone operation loop AMERICAN ROBOTICS 20

THE SCOUT SYSTEM

AUTOMATED DATA ON-DEMAND

SCOUT™ DRONE

Fully-autonomous, AI-powered drone with visual, multispectral, and thermal sensors



SCOUTBASE™

Weatherproof storage, docking, charging, and data processing, and data transfer station

SCOUTVIEW™

Secure web interface, mission scheduler, data viewer, analytics software, & API





TASA™

Advanced ground-based air traffic detection sensor

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EVERYTHING IS AUTOMATED Launch 22 A R Flight Imaging Precision Landing Charging Storage Mission Planning Scheduling Obstacle Avoidance Data Processing Data Transmission System Diagnostics Powered by innovations in robotics automation, machine vision, edge computing, and AI, The Scout System Œ is unlocks routine scalable operation for the commercial drone market.

EXCLUSIVE FAA APPROVAL CRITICAL TO COMMERCIAL MARKETS First mover advantage defended by critical IP, trade secrets, and experience Flight Beyond - Line - of - Sight (BVLOS) Key to permitting automated operation, drones must not require a pilot to be on - site with eyes on the drone during operation. No Visual Observers or Humans Required Also, it must be permitted that no humans of any kind are required to be present on - site while the drone is flying. Without this ability, true automation is not possible. In - Person Preflight Checks Not Required In addition, humans cannot be required to be present during any other stage of operation, such as pre - flight visual inspections of the aircraft. Flight Over Roads Permitted Also critical, the Scout system is permitted to transit over roads in the areas in which we operate without on - site human supervision. "This authorization marks a seminal legal milestone, one that paves the way for developers in the drone industry to expand operations for pilot - less aircraft.” Historic Milestone 23

WIDE - RANGING APPLICABILITY OF FAA APPROVAL Unique approval opens a large, commercial market for American Robotics Important Requirements • Rural locations with population density < 370 people per sq. mile • Class G airspace • Under 400 feet altitude • Requires site - by - site additions to waiver to be approved • What does this all mean? AR currently has the potential to operate autonomously across the vast majority of the United States 24

SCOUT SYSTEM | DEVELOPED FROM THE GROUND UP Designed to meet demanding FAA regulatory requirements, safety standards, and customer expectations. 200 , 000+ Lorem ipsum dolor sit amet. product gene r ations 5 5+ hours of R&D to create seamless experience Lorem ipsum dolor sit amet. years of interaction with the FAA 25

COMMERCIAL VIABILITY OF INDUSTRIAL DRONE OEMS • Autonomous flight • Autonomous path planning • Autonomous precision landing • Computer vision • AI/ML • UAV design • Robust, integrated DAA systems • Edge computation pipeline • Integrated system failsafes • Design for manufacture (DFM) 26 Most fail or give up here Challenging Technologies We believe majority of competitors have naive assumptions about what qualifies as "good enough"

SETTING THE STANDARD FOR COMMERCIAL SUCCESS ANALYTICS Advanced AI - based classification and anomaly detection Ultra high - resolution change detection and user alerts Data API to enable broad ecosystem integration 27 BACKEND Data capture, processing and delivery pipeline Redundant Wi - Fi, radio, and cellular communication Automated system diagnostics and failsafe management FRONTEND 24/7 remote access via web and mobile application Industry - optimized data visualization features Customizable data collection parameters and scheduling AUTONOMY Machine vision - enabled precision landing AI - powered 3 - dimensional path - planning Multi - sensor fusion for real - world situational awareness Key intellectual property assets created with top robotics talent

CUSTOMER ACCESS FROM ANYWHERE IN THE WORLD • Our front - end ScoutView Ʀ software package allows for customer mission planning and access to data analytics dashboards. • Command units to gather data: • On - demand • On a schedule • Event triggered ScoutVi e w Œ 28

ANALYTICS EXAMPLE / AUTOMATED ASSET CLASSIFICATION & GEOLOCATION 29

ANALYTICS EXAMPLE / AUTOMATED THERMAL ANOMALY DETECTION 30

BUILDING AN AI POWERHOUSE There's an untapped well of data across every physical asset in the world. Scout Systems represent the potential to collect, process, and analyze thousands of petabytes of data. This represents a generational opportunity to unlock real - world use cases for AI. GB per system per day 20 365 days of operation per year Lorem ipsum dolor sit amet. 10,000,000+ applicable assets around the world 31

REMOTE OPS | DESIGNED FOR ONE TO MANY ScoutOps Œ • Remote Operator software used by American Robotics staff to oversee fleet operations occurring around the world • Automated flights are reviewed and approved before occurring • Health data is tracked and streamed back to company 1 32 Sip coffee 2 Receive analysis

REMOTE OPS | REMOTE OPERATIONS CENTER AR staff oversee automated operations occurring throughout the United States 33

INTEGRATED WIRELESS COMMUNICATIONS Long - range, industrial - grade comms are key to scalability of automated drone solutions System Requirements • Reliable • Secure • Extremely wide - area • High - bandwidth • Uses • Command and control (C2) • Telemetry link to drone • Data transfer to cloud • Roadma p - Ondas FullMAX 34

MARKET, PIPELINE, & USE CASES 35

– Goldman Sachs Drones: Reporting for Work “Like the internet and GPS before them, drones are evolving beyond their military origin to become powerful business tools… They’ve already made the leap to the consumer market, and now they're being put to work in commercial and civil government applications from firefighting to farming. That’s creating a market opportunity that's too large to ignore. " '' 36

MARKET OPPORTUNITY AGRICULTURE MARKET INDUSTRIAL MARKET DEFENSE MARKET Use Cases: O&M, Asset Inspection, Asset Tracking, Asset Security, Safety & Regulatory Compliance Markets : Border Security, Base Security, FOB Security, Embassy Security, Vehicle Security Use Cases: ISR, Perimeter Surveillance, Scouting Sub - Markets: Corn, Soybeans, Vineyards, Cranberries, Vegetables, Tree Fruits, Tree Nuts, Nurseries, Corporate Research, Seed Farms, Golf Courses, Hemp, Livestock Use Cases: Weed Detection, Disease Detection, Pest Detection, Plant Counting, Irrigation Optimization, Harvest Planning, Phenotyping & Research Sub - Markets: Oil & Gas, Solar, Nuclear, Hydro, Coal, Utilities, Construction, Ports, Railways, Prisons, Warehouses, Factories, Stockpile Yards, Mining, Delivery A $100B+¹ Addressable Market (1) PWC: Clarity from Above, 2016 $68 . 1 B $25 . 6 B $20 . 2 B 37

INSPECTION - DRIVING COMMERCIAL UAS ADOPTION Persistent, daily data collection characterizes UAS Inspection applications 38 • $34B market in 2031 • 24% CAGR 2021 - 2030 • Representative Markets: • Oil & gas fields • Solar farms • Mining operations • Power lines • Utility substations • Railyards Market Projections Global Inspection Drone Market, 2020 - 2031 2020 Source: Transparency Market Research 2025 2031

AUTONOMY OPENS VAST INDUSTRIAL END MARKETS 39

MASSIVE SCALE OF OPPORTUNITY Every industrial asset. Every day. Select Markets. US Only . (1)(2)(3)(4) MARKET ASSET NUMBER Oil & Gas Well Pads 900,000 Oil & Gas Miles of Pipeline 500,000 Utilities Miles of power lines 200,000 Utilities Substations 60,000 Mining Mines 13,000 Railways Miles of track 140,000 Energy Power plants 5,000 Energy Solar farms 2,500 Agriculture Applicable farms 400,000 Defense Miles of border 7,500 Defense Military bases 1,500 (1) Why America’s Infrastructure Needs the Drone Industry | Commercial UAV News, 2021 (2) Today in Energy - U.S. Energy Information Administration (EIA), 2021 (3) This Map Shows Every Power Plant in the United States (visualcapitalist.com), 2019 (4) Trump’s border wall: How many miles have been built? - Washington Post, 2020 40

GROWTH PLAN & BUSINESS MODEL 41

PENT - UP DEMAND FOR AUTOMATED DRONE SOLUTION We see significant pent - up demand for our market - leading Scout System Œ • Large, sophisticated customers with budgets and ROI • Need to amp inventory production for field installs • Positioning to ensure high quality experience for initial franchise customers 42 Our growth plan addresses near - term bottlenecks; provides for operations scaling to support customer fleet deployments

TIER - ONE CUSTOMER PIPELINE Evaluating top customers based on estimated demand size. Currently building and shipping pilot systems to qualified customers. >100 potential units 43 Top 10 O&G Corp Top 10 O&G Corp Top 10 O&G Corp Top 3 Utility Corp Top 10 Utility Corp Many more.... >1,000 potential units >1,000 potential units >1,000 potential units >1,000 potential units >1,000 potential units >1,000 potential units >15 Engaged Fortune 500 companies paying for or discussing pilot programs 6 months Average expected sales cycle 100s / 1000s Typical target customer unit potential Key Go - To - Market Stats

GO - TO - MARKET | THREE - YEAR PLAN TO SCALE Prepping organization and infrastructure for large scale fleet deployments across the United States Next 12 Months Talent acquisition Supply chain launch Establish field operations Franchise customer focus 44 2022+ Initial fleet deployments Ecosystem engages Scalable field operations Expanded use cases 2023+ Accelerated fleet growth New customers pipeline Expand payloads Full suite of use cases

PREPARATION FOR HIGH - VOLUME PRODUCTION Preparing contract manufacturing partners to produce and deliver 1000s of systems Production Capacity Goals¹ 45 Production increase and cost decrease via: • Design for manufacturing (DFM) • Supply chain management • Volume economics • High - volume CM partners Production Capacity Goals • 2021 - 10s • 2022 - 100s • 2023 - 1000s (1) Reflect management goals. Not a forecast.

ROBOT - AS - A - SERVICE (RAAS) Bundled hardware, software, operations, and maintenance: • Lowers the annual cost of data acquisition by 90% • Provides AR with recurring software - like margins 46 True automation allows for a complete solution and attractive business model Advantages for Customers Allows for: • Software upgrades, and new features monetizable through tiered pricing and app store - like concept. • Continuous improvements in user experience and potential for increased revenue per unit over time. ANNUAL SUBSCRIPTION FOR SERVICE REAL - TIME AUTOMATED OPERATION LOW UPFRONT CAPITAL COSTS NO LONG - TERM RISK NO MAINTENANCE RESPOSIBILITIES NO CUSTOMER PILOT TRAINING

Annual Price ($) vs. 24 operational hours per day 1,314,00 0 50,00 0 I PR CE $1,500,000 $1,000,000 $500,000 $ 0 Annual Price ($) vs. 10 operational hours per day 547,500 50,000 PRI CE $800 , 000 $600 , 000 $400 , 000 $200 , 000 $0 SCOUT SYSTEM DRONE PILOT SERVICE Average cost of drone pilot service in US, ~ $150/hour¹ Pilot cost ranges from $100 to $500 per hour. Source: DroneDeploy¹ THE ECONOMICS OF AUTOMATION In addition to cost reduction, the Scout System works around the clock, 24 hours per day. Between flight missions, each unit is: • Charging the drone • Path planning next mission • Processing customer data • Analyzing customer data • Storing customer data • Transferring customer data • Monitoring system health • Monitoring airspace 47 Performance Difference 10x - 25x cheaper than manual drone services (1) DroneDeploy: How to Price Your Drone Mapping Services, 2017

¹Annual revenue number is estimate of average annual subscription rate, collected over an estimated service life of 5 years. Actual rates will vary based on system configuration and other factors. ²Manufacturing costs are estimated based on projected increases in volume and manufacturing efficiencies as of 2023 ³Remote Operator costs project a ratio of 1 remote operator per 20 drones as of 2023 ³Note: Non - GAAP analysis, focused on cash returns; for GAAP purposes, the RAAS model results in initial deferred revenue and capitalized costs which are recognized over the life of a contract. the Scout System sale is capitalized as an asset on balance sheet and depreciated over the life of the contract SCOUT SYSTEM UNIT ECONOMICS 48

FLEET SALES DRIVE INSTALLED BASE Exponential growth projected as large customers adopt and continue the operation of fleets Key Performance Goals¹ Customers Units 1 Year 10 - 15 50+ 3 Years 30 - 40 800+ 5 Years 70 - 90 4000+ 49 (1) Reflect management goals. Not a forecast.

Annual Recurring Revenue (ARR), in millions vs. number of units deployed ARR (in millions) $50 0 $40 0 $30 0 $20 0 $10 0 $ 0 10 0 1,000 Number of Units Deployed 10 , 00 0 TAM% Number of units as % of estimated Global TAM 0.005% 0.05% 0.5% $5.0 $50.0 $500.0 POTENTIAL ARR 50

FRAMING THE LONG - TERM OPPORTUNITY 51

We are gathering data sets that have never been collected before while defining an entirely new business model around automation. " '' - Reese Mozer CEO, American Robotics 52

UAS INVESTMENT CYCLE IS STARTING NOW Outsized rewards available to leaders who provide high - value, turnkey solutions to complex challenges. • Massive addressable market • Regulatory and technology convergence • Leading UAS companies are being identified Large market with scalable solutions. Adoption will not be linear. 53

Business model in place to leverage platform strategy 1. Drive Adoption 2. Scale Data Advantage 3. Leading Platform TALENT EXECUTION DATA AI/ML ANALYTICS ECOSYSTEM 54

STAY ON OFFENSE - CEMENT AND EXTEND LEADERSHIP Leverage the Ondas / AR platform • Management • Technical & regulatory expertise • Balance sheet • Shared ecosystem Broader customer solutions • Applications • Data analytics (AI/ML) • Payload extensions • Infrastructure 55 Delivery on Opportunity DEEPEN THE MOAT

GENERATIONAL OPPORTUNITY TO DEFINE, SCALE, LEAD, & CREATE MASSIVE VALUE FOR CUSTOMERS AND SHAREHOLDERS 56

Please visit our websites and social media pages to stay updated with company progress. THANK YOU FOR LISTENING www.ondas.com www.linkedin.com/company/ondasnetworks/ www.twitter.com/OndasNetworks www.american - robotics.com www.linkedin.com/company/american - robotics - inc www.twitter.com/AmericanRobotic 57